Scudder Limited Term Tax Free Fund

Annual Report
October 31, 1996

Pure No-Load(TM) Funds

A fund designed to seek a high level of income, exempt from regular federal income taxes and consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents

 2  In Brief
 3  Letter from the Fund's President
 4  Performance Update
 5  Portfolio Summary
 6  Portfolio Management Discussion
10  Investment Portfolio
15  Financial Statements
18  Financial Highlights
19  Notes to Financial Statements
21  Report of Independent Accountants
22  Tax Information
25  Officers and Trustees
26  Investment Products and Services
27  How to Contact Scudder

                                    In Brief

o For the 12 months ended October 31, 1996, Scudder Limited Term Tax Free Fund posted a total return of 4.33%. This return and the Fund's two-year average annual return of 6.10% both placed the Fund in the top one fifth of its peers according to Lipper. See page 7 for additional information on the Fund's rankings.

o As of October 31, 1996, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 4.01%, equivalent to a 6.64% taxable yield for investors subject to the 39.6% top federal income tax rate.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE.

BAR CHART TITLE:  30-Day Yield

CHART PERIOD:  on October 31, 1996

CHART DATA:

     Scudder                         IBC/Donoghue's
    Limited Term       Taxable       Taxable Money
    Tax Free Fund     Equivalent     Fund Average

       4.01%             6.64%           4.82%



                     2 - Scudder Limited Term Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is designed to enhance the usefulness and readability of the reports.
Let us know what you think.

     We are pleased to report on Scudder Limited Term Tax Free Fund's performance over its most recent fiscal year. The Fund posted a competitive total return of 4.33% over the 12 months ended October 31, and its 6.64% tax equivalent yield for investors in the highest federal tax bracket is significantly higher than current CD rates. As portfolio managers Ashton Patton and Donald Carleton report in the portfolio management discussion that follows, the Fund continues to pursue a conservative investment strategy, diversifying broadly by investing in a wide variety of municipal bonds. Please read the discussion beginning on page 6 for more information.

     We would like to take this opportunity to highlight some additions made this fall to the Scudder Family of Funds. Scudder 21st Century Growth Fund seeks long-term growth by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century. Scudder Classic Growth Fund seeks long-term growth by investing primarily in common stocks of medium to large U.S. companies; additionally, it seeks to keep the value of its shares more stable than the typical capital growth mutual fund. Most recently, we introduced the Scudder Pathway Series, four portfolios -- Conservative, Balanced, Growth, and International -- each of which includes five or more Scudder funds and which together are designed to meet a range of investor needs. For more information on these and other Scudder products and services, please see page 26.

     Thank you for your continued investment in Scudder Limited Term Tax Free Fund. Please do not hesitate to call Scudder Investor Information at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Limited Term Tax Free Fund



                     3 - Scudder Limited Term Tax Free Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                      Total Return
Period     Growth    --------------
Ended        of                Average
10/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER LIMITED TERM TAX FREE FUND
--------------------------------------
1 Year    $10,433      4.33%   4.33%
Life of
Fund*     $11,312     13.12%   4.65%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
--------------------------------------
1 Year    $10,451      4.51%   4.51%
Life of
Fund*     $11,351     13.51%   4.86%
--------------------------------------
*The Fund commenced operations on February 15, 1994.
 Index comparisons begin February 28, 1994.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LIMITED TERM
TAX FREE FUND
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,965
10/94          $10,099
4/95           $10,465
10/95          $10,901
4/96           $11,072
10/96          $11,373


LEHMAN BROTHERS MUNICIPAL
BOND INDEX (3 year)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
10/94          $10,056
4/95           $10,399
10/95          $10,862
4/96           $11,051
10/96          $11,351


The 3-year Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of the short-term bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31



                       1994*    1995    1996
                     -----------------------------
NET ASSET VALUE...   $11.67    $12.01  $11.98
INCOME DIVIDENDS..   $  .38    $  .56  $  .53
CAPITAL GAINS
DISTRIBUTIONS.....   $  --     $  --   $  .01
FUND TOTAL
RETURN (%)........      .44      7.94    4.33
INDEX TOTAL
RETURN (%)........      .56      8.01    4.51


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

                     4 - Scudder Limited Term Tax Free Fund

PORTFOLIO SUMMARY as of October 31, 1996

--------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------
Hospital/Health                           19%
Core Cities/Lease                         17%
Electric Utility Revenue                  12%
School District/Lease                     11%
Port/Airport Revenue                       7%
State General Obligation                   7%
Water/Sewer Revenue                        6%
Housing Finance Authority                  5%
Country General Obligation/Lease           4%
Miscellaneous Municipal                   12%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continues to hold a large
percentage of premium, high-coupon
insured and pre-refunded bonds in
its portfolio.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                                58%
AA                                 14%
A                                  18%
BBB                                 9%
Not Rated                           1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

WEIGHTED AVERAGE QUALITY: AA

Overall credit quality remains high
with 72% of the Fund's portfolio
rated AAA or AA.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Less than 1 year                   17%
1 - 5 years                        45%
1 - 10 years                       38%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

WEIGHTED AVERAGE EFFECTIVE MATURITY: 4.1 YEARS

During the Fund's most recent fiscal year we
diversified its maturities - shorter maturities
were purchased for safety, and longer maturities
(up to 10 years) for higher yields and capital
appreciation.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10.

                     5 - Scudder Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

During a 12-month period that witnessed partial government shutdowns, talk of tax overhaul, and intermittent bond market volatility, Scudder Limited Term Tax Free Fund continued to provide investors with an attractive tax-free yield and greater share price stability than would be available from a longer-maturity tax-exempt fund.

For shareholders subject to the 39.6% maximum federal income tax rate, the Fund's 30-day net annualized SEC yield of 4.01% as of October 31, 1996, was equivalent to a fully taxable 6.64% yield, higher than yields currently provided by comparable taxable investments. The Fund's tax-equivalent yield compares favorably with the 5.22% average yield of 2-year bank certificates of deposit as of October 31, 1996. Of course, unlike fixed-rate CDs, which are FDIC-insured up to certain limits, the Fund's yield and share price fluctuate, and principal investments in the Fund are not insured.

As the graph shows, over the past 12 months, the Fund's tax-equivalent yield has been consistently higher than the yields of the average two-year CD tracked nationally.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE.

CHART TITLE:   Scudder Limited Term Tax Free Fund's
               Tax-Equivalent Yield vs. National Two-Year
               CD Rates

CHART PERIOD:  November 1995 through October 1996

CHART DATA:
                  National                SLTTFF
                 average of           tax-equivalent
             two-year CD yields            yield

   11/95            5.01%                  6.84%
                    4.82                   6.69
   1/96             4.68                   6.59
                    4.48                   6.37
   3/96             4.73                   6.82
                    4.83                   7.14
   5/96             4.94                   6.79
                    5.14                   6.97
   7/96             5.21                   6.82
                    5.20                   6.71
                    5.25                   6.87
   10/96            5.22                   6.64


Source of CD data: BanxQuote.
Tax equivalent yields are for the 39.6% maximum federal tax rate.

For the most recent fiscal year ended October 31, 1996, the Fund's net asset value dropped $0.03 to $11.98 per share, and the Fund provided $0.53 per share in income distributions, and $0.01 per share in capital gain distributions, contributing to a total return of 4.33%. This return outpaced the 3.72% return of the 26 similar municipal bond funds tracked by Lipper Analytical Services, Inc. As shown in the chart on page 7, the Fund's average annual total return placed it in the top one fifth of its peer group for one- and two-year periods.



                     6 - Scudder Limited Term Tax Free Fund

Strong Relative Performance
(Returns for periods ended October 31, 1996)
----------------------------------------------------------------
           Scudder
           Limited
          Term Tax   Lipper                  Number
            Free     average                  of
            Fund      annual                 Funds   Percentile
  Period    return    return       Rank     tracked    Ranking
----------------------------------------------------------------

 1 year      4.33%    3.72%          4       of 26     Top 15%

 2 years     6.10%    5.45%          4       of 21     Top 19%

----------------------------------------------------------------
Past performance does not guarantee future results.

                           Economic and Market Review

During the Fund's most recent fiscal year, bonds alternately prospered and languished under differing market influences. As we mentioned in our last report to you, bonds rallied in late 1995 as the Republican-led Congress strove to balance the U.S. budget deficit through a series of partial government shutdowns. The municipal bond market then retreated for a time as these efforts failed and Steve Forbes' presidential campaign temporarily re-floated the "flat tax" idea. Meanwhile the U.S. economy picked up steam in April as snow from heavy winter storms melted, shoppers returned to retail stores, and hiring increased. While many were understandably heartened by this increase in economic momentum, bond market participants feared a pickup in inflation, and bond yields headed higher (and prices lower) during the second quarter of 1996. Bond yields declined and the economy retreated toward the end of the Fund's fiscal year as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high this year, and analysts predicted over a million people will declare bankruptcy in 1996.

Over the past several years, the economy has actually progressed at a fairly consistent pace, with inflation restrained throughout. The bond market, on the other hand, has been volatile, constantly anticipating far greater changes than the economy has exhibited. Now, after six years of expansion, the U.S. economy may actually be slowing. Consumers appear to be overburdened, retail sales figures were negative during the third quarter, the government's monetary policy is tight by historical standards (with a Fed Funds rate of 5 1/4%), and business investment is leveling off. In recent months, bond yields have fluctuated, but have generally declined in step with this pullback.

For the 12 months ended October 31, municipal bonds, which typically exhibit less price volatility than Treasury bonds, held their own, thanks to a relatively light supply. While yields of 10-year Treasury bonds rose three tenths of a percentage point and prices declined 2% during the period, yields and prices of 10-year AAA municipal bonds ended essentially unchanged for the same period. Large numbers of municipal bonds were called or matured during the period, especially in June and July. The municipal market continues to be supported both by retail bond buyers and institutions such as insurance companies.



                     7 - Scudder Limited Term Tax Free Fund

                             Our Portfolio Strategy

Scudder Limited Term Tax Free Fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds. Over the Fund's most recent fiscal year we diversified the Fund's maturities -- shorter maturities were purchased for safety and longer maturities (maximum of 10 years) for higher yields and possible capital appreciation. We also sought value during the period by purchasing bonds that were less liquid, and therefore less expensive, because they require extensive credit research. In this respect, Scudder's resources provide an advantage in performing the necessary investment analysis.

The Fund continues to hold a large percentage of premium, high-coupon insured, and pre-refunded bonds in its portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account designated to retire the original bonds on their future call dates. Typically, when bonds are pre-refunded, their prices rise because they offer no credit risk (the escrowed funds are invested in Treasury securities). In fact, these bonds offer the highest quality available in the municipal marketplace. The Fund's overall credit quality remains high, with 72% of the bonds in its portfolio rated AAA or AA.


                     8 - Scudder Limited Term Tax Free Fund

                               A Further Slowdown?

The U.S. economy is flashing several caution lights. Some companies -- notably fast food outlets and department stores -- are attempting to interest their customers in higher priced items. That these and other companies are even considering raising prices makes us believe that the economy may slow further, because we are confident that the Federal Reserve will raise interest rates at the first signs of any uptick in inflation. Though we believe that any excesses in the U.S. economy would soon be corrected, and that the economy will remain resilient, any further slowdown should benefit the municipal bond market.

We will continue to maintain a conservative investment strategy, including holding premium coupon bonds, diversifying broadly, and keeping the Fund's credit quality high. We will also search for attractive value by weighing the maturity characteristics, call features, credit quality, and income potential of each bond we consider adding to Scudder Limited Term Tax Free Fund's portfolio.

Sincerely,

Your Portfolio Management Team

/s/M. Ashton Patton    /s/Donald C. Carleton

M. Ashton Patton           Donald C. Carleton

                              Scudder Limited Term
                                 Tax Free Fund:
                          A Team Approach to Investing

Scudder Limited Term Tax Free Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

M. Ashton Patton, Lead Portfolio Manager, has overseen the Fund's investment strategy and daily operation since the Fund was introduced. Ashton is also a Portfolio Manager of the Scudder Medium Term Tax Free Fund. Donald C. Carleton, Portfolio Manager, has been a member of the Portfolio team since its inception and has been at Scudder since 1983. Don also manages the Scudder Medium Term Tax Free Fund.

Your Portfolio Management Team:  M. Ashton Patton and Donald C. Carleton

                     9 - Scudder Limited Term Tax Free Fund

                   Investment Portfolio as of October 31, 1996

                                                                                                            Credit
                                                                                             Principal     Rating (b)      Market
                                                                                             Amount ($)   (Unaudited)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Short-term Municipal Investments 9.8%
-----------------------------------------------------------------------------------------------------------------------------------
California

Los Angeles County, CA, Pension Obligation, Weekly Demand Reset, Series
  1996 A, 3.4%, 6/30/07 (c)* .............................................................   1,100,000       MIG-1        1,100,000

San Diego, CA, Unified School District, Tax and Revenue Anticipation Note, Series
  1996, 4.75%, 10/1/97 ...................................................................   2,000,000       MIG-1        2,017,840

Illinois

Chicago, IL, General Obligation, Series C, 4.3%, 10/31/97 ................................     500,000       A-1+           502,970

Kansas

Burlington, KS, Environmental Improvement, Kansas City Power & Light, Series A,
  Municipal Auction Security, 3.65%, 12/1/23* ............................................   4,000,000       MIG-1        4,000,000

Michigan

University of Michigan Regents Medical Service Plan Revenue Bonds, Series 1995 A,
  Daily Demand Note, 3.6%, 12/1/27* ......................................................   1,000,000       MIG-1        1,000,000

New Mexico

Farmington, NM, Pollution Control Revenue, Arizona Public Service Co., Series
  1994 B, Daily Demand Note, 3.6%, 9/1/24* ...............................................     100,000       P1             100,000

North Carolina

North Carolina Municipal Power Agency #1, Catawba Project Series 1996 A,
  Tax Exempt Commercial Paper, 3.6%, 1/9/97* .............................................   1,500,000       A-1+         1,500,150

Ohio

Hamilton Health Systems, Franciscan Sisters of the Poor Health System, Series A,
  Daily Demand Note, 3.7%, 3/1/17* .......................................................     600,000       MIG-1          600,000

South Carolina

South Carolina Job Program Economic Development Revenues, Franciscan Health
  System, St. Francis Hospital, Daily Demand Note, 3.65%, 7/1/22* ........................   1,100,000       MIG-1        1,100,000

Tennessee

Metropolitan Nashville Airport Authority, TN, Special Facilities Revenue American
  Airlines Daily Demand Note, 3.65%, 10/1/12* ............................................     100,000       A-1+           100,000

-----------------------------------------------------------------------------------------------------------------------------------
Total Short-term Municipal Investments (Cost $12,010,827) ................................                               12,020,960
-----------------------------------------------------------------------------------------------------------------------------------

Intermediate-term Municipal Investments 90.2%
-----------------------------------------------------------------------------------------------------------------------------------

Arizona

Central Arizona Water Conservation District, Central Arizona Project, prerefunded
  11/1/00, 7.5%, 11/1/05*** ..............................................................   1,000,000       AA           1,130,160

Arkansas

Rogers, AR, Sales and Use Tax Revenue, Series 1996, 5%, 11/1/15 ..........................   1,000,000       AA           1,003,530


    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Limited Term Tax Free Fund

                                                                                                            Credit
                                                                                             Principal     Rating (b)      Market
                                                                                             Amount ($)   (Unaudited)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
California

Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior Lien,
  Series A, Zero Coupon, 1/1/05 ..........................................................   1,000,000       BBB            629,420

Orange County, CA, Recovery Notes, Series A, 6.5%, 6/1/05 (c) ............................   1,665,000       AAA          1,847,301

Sacramento, CA, Cogeneration Project Revenue, Proctor and Gamble Project,
  Series 1995, 7%, 7/1/04 ................................................................   1,000,000       BBB          1,088,790

Colorado

Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities Revenue,
  Series 1996, 5.9%, 12/1/03 .............................................................   1,475,000       AA           1,544,163

Connecticut

Connecticut Development Authority, Airport Facilities, Windsor Locks Hotel,
  Mandatory Tender Notes, Series B, 5.8%, 10/1/97 ........................................   2,000,000       AA           2,022,100

District of Columbia

District of Colombia, General Obligation:
  Series A, 5.625%, 6/1/02 (c) ...........................................................   1,500,000       AAA          1,555,455
  Series D, 5.25%, 12/1/03 (c) ...........................................................   1,000,000       AAA          1,017,700
  Series 1993 C, 5.1%, 12/1/99 (c) .......................................................   1,750,000       AAA          1,778,840

Florida

Dade County, FL, Port Authority Revenue, Series 1968 C, 5.5%, 10/1/07 ....................   5,110,000       AAA          5,288,799

Georgia

Municipal Electric Authority of Georgia, Power Revenue, 6.6%, 1/1/01 (c) .................   1,000,000       AAA          1,079,290

Illinois

Berwyn, IL, MacNeal Memorial Hospital, 5.5%, 6/1/01 (c) ..................................   2,795,000       AAA          2,883,797
Chicago, IL, Metropolitan Water  District, ETM, 7.25%, 1/1/99** ..........................   2,000,000       AAA          2,128,280
Chicago, IL, General Obligation, Tender Note, Series C, 6.25%, 10/31/02 (c) ..............   3,450,000       AAA          3,709,992
Cook County, IL, General Obligation, 6.45%, 11/1/96 ......................................   1,000,000       A            1,000,000

Evergreen Park, Illinois Hospital Facilities, Little County Mary's Hospital, 7.75%,
  2/15/09 (c) ............................................................................   1,200,000       AAA          1,274,436

Illinois Health Facilities Authority, Revenue Refunding, Sherman Hospital Project,
  6.5%, 8/1/01 (c) .......................................................................   1,025,000       AAA          1,104,437

Indiana

Indiana Health Facility Finance Authority, Hospital Revenue, Ancilla Systems Inc.,
  Series A, 5.875%, 7/1/02 (c) ...........................................................   1,000,000       AAA          1,056,260

Indiana Housing Finance Authority, Single Family Mortgage Revenue,
  Series 1995 C-1, 5.25%, 7/1/12 .........................................................   4,230,000       AAA          4,276,022

Madison County, IN, Hospital Authority, Holy Cross Health System, 6.3%,
  12/1/98 (c) ............................................................................   1,000,000       AAA          1,041,430


    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Limited Term Tax Free Fund

                                                                                                            Credit
                                                                                             Principal     Rating (b)      Market
                                                                                             Amount ($)   (Unaudited)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Iowa

Cedar Rapids, IA, Hospital Revenue, St. Luke's Methodist Hospital, 5.65%,
  8/15/02 (c) ............................................................................   1,250,000       AAA          1,303,687

Des Moines, IA, Hospital Revenue, General Hospital Project, Series 1996 A, 6%,
  11/15/02 ...............................................................................   1,750,000       AA2          1,850,467

Kentucky

Jefferson County, KY, Trust Certificate, Enhanced 911 Emergency Telephone Project,
  Series 1996, 5.25%, 9/1/98 .............................................................   1,115,000       A            1,131,257

Louisiana

Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series 1986 A,
  7.25%, 2/1/01 ..........................................................................   6,135,000       A            6,706,046

Jefferson, LA, Sales Tax, Series A, 6.1%, 12/1/96 (c) ....................................   1,000,000       AAA          1,001,920

Maine

Maine, General Obligation, 6%, 7/1/98 ....................................................   1,000,000       AA           1,033,180

Maryland

Washington Suburban Sanitation District, MD, 6.9%, 6/1/99 ................................     675,000       AA             719,996

Massachusetts

New England Education Loan Marketing Corporation, Massachusetts Student Loan
  Revenue Refunding:
   Series A, 6%, 9/1/98 ..................................................................   2,000,000       AAA          2,058,480
   Series D, 6.2%, 9/1/00 ................................................................   2,000,000       AAA          2,096,100

Michigan

Michigan State Hospital Finance Authority Revenue, Genesys Health System, Series A,
  6.6%, 10/1/98 ..........................................................................   1,000,000       BBB          1,027,000

New Hampshire

New Hampshire Higher Education & Health Facilities Authority Revenue, St. Josephs
  Hospital, 5.65%, 1/1/04 (c) ............................................................   1,095,000       AAA          1,124,083

New York

  New York City, NY, General Obligation:
     Series 1996 A, 6.75%, 8/1/04 ........................................................   1,500,000       A            1,612,935
     Series 1995 D, 6.5%, 2/15/05 ........................................................   1,315,000       A            1,390,705
     Series 1996 I, 6.5%, 3/15/05 ........................................................   1,575,000       A            1,666,429
     Series A, 3%, 8/15/02 (c) ...........................................................   1,000,000       AAA            918,490
     Series B, 6.75%, 8/15/03 ............................................................   6,000,000       A            6,440,580

New York State Dormitory Authority, State University Educational Facility, Series A,
  6.5%, 5/15/04 ..........................................................................   1,000,000       A            1,080,200

    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Limited Term Tax Free Fund

                                                                                                            Credit
                                                                                             Principal     Rating (b)      Market
                                                                                             Amount ($)   (Unaudited)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
New York State Medical Care Facilities, Finance Agency, Mount Sinai Hospital,
  Series 1983, 5.95%, 8/15/09 ............................................................   1,155,000       AAA          1,175,016

New York State Urban Development Corporation Project,
  Onondaga County Convention Center:
     6%, 1/1/04 ..........................................................................   1,445,000       BBB          1,501,919
     6%, 1/1/05 ..........................................................................   1,535,000       BBB          1,591,964

Syracuse, NY, Industrial Development Agency, Pilot Revenue Bonds, Series 1995,
  5.125%, 10/15/02 .......................................................................   1,500,000       AA           1,501,860

North Carolina

North Carolina Municipal Power Agency #1, Catawaba Electric Revenue, 5.75%,
  1/1/02 (c) .............................................................................   1,150,000       AAA          1,203,130

Pennsylvania

Allegheny County, PA, Hospital Development Authority, 6.4%, 7/1/99 (c) ...................   1,010,000       AAA          1,061,268
Philadelphia, PA, Gas Works Revenue, prerefunded 7/1/97, 7.875%, 7/1/17*** ...............     500,000       AAA            523,425
Philadelphia, PA, School District, General Obligation, 6.7%, 7/1/99 (c) ..................   3,000,000       AAA          3,181,680
University of Pittsburgh, Pennsylvania Higher Education, General Obligation,
  Series A, prerefunded 6/1/97, 8.375%, 6/1/05*** ........................................   1,000,000       AAA          1,046,460

Rhode Island

Rhode Island State, Consolidated Capital Development Loan, General Obligation,
  Series 1996, 6%, 8/1/03 (c) ............................................................   1,690,000       AAA          1,811,646

Texas

Austin, TX:
  Independent School District, Guaranteed General Obligation, 8.125%, 8/1/01 .............   1,000,000       AAA          1,154,250
  Utility System Revenue, Series A, 6.3%, 11/15/01 (c) ...................................   1,000,000       AAA          1,074,270
  Water, Sewer & Electric Refunding Revenue, prerefunded 5/15/97, 14.25%,
     11/15/06*** .........................................................................   1,105,000       AAA          1,166,460

Harris County, TX, Toll Road Authority, Senior Lien, prerefunded 8/15/97, 8.1%,
  8/15/00 (c)*** .........................................................................   1,275,000       AAA          1,355,287

Midland County, TX, Hospital District, 4.85%, 6/1/97 .....................................   1,815,000       BBB          1,819,973

Richardson, TX, Hospital Authority Refunding and Improvement, Richardson Medical
  Center, Series 1993, 6.5%, 12/1/12 .....................................................   1,000,000       BBB          1,007,420

Texas Department of Housing & Community Affairs, Single-Family Mortgage Revenue,
  Series B, 5.5%, 3/1/11 (c) .............................................................   2,000,000       AAA          2,026,420

Texas Turnpike Authority, North Dallas Thruway Revenue, 6.7%, 1/1/98 (c) .................   1,310,000       AAA          1,351,802

Virgin Islands

Virgin Islands, General Obligation, 6.9%, 10/1/01 ........................................   1,000,000       NR           1,062,630


    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Limited Term Tax Free Fund

                                                                                                            Credit
                                                                                             Principal     Rating (b)      Market
                                                                                             Amount ($)   (Unaudited)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Washington

Lewis County, WA, Public Utility District 1, Cowlitz Falls Hydroelectric Project,
  Series 1991, prerefunded 10/1/01, 7%, 10/1/22*** .......................................   1,430,000       AAA          1,611,052

Washington Public Power Supply System:
  Nuclear Project #1, Revenue Refunding, Series C, 7.3%, 7/1/98 ..........................   3,000,000       AA           3,141,720
  Nuclear Project #2, Refunding Revenue, Series C, 7.3%, 7/1/00 ..........................   1,300,000       AA           1,408,602
  Nuclear Project #2, Refunding Revenue, Series 1992 A, 5.7%, 7/1/02 .....................   1,550,000       AA           1,608,264

West Virginia

Wayne County, WV, Industrial Development, Atlantic Richfield Company Project,
  11.75%, 12/1/01 ........................................................................   1,000,000       A            1,005,960

Wisconsin

Milwaukee, WI, Metropolitan Sewer District Revenue, Series A, 6.7%, 10/1/01 ..............   1,000,000       AA           1,094,180

Wisconsin Health and Education Facilities Authority, St. Luke's Medical Center, 6.6%,
  8/15/01 (c) ............................................................................   1,745,000       AAA          1,887,881

Wisconsin Health and Education Facilities Authority, Wheaton Franciscan Services,
  prerefunded 8/15/98, 8.2%, 8/15/18 (c)*** ..............................................   1,000,000       AAA          1,089,380

------------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-term Municipal (Cost $108,868,321) ....................................                              111,085,676
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $120,879,148) (a)                                                             123,106,636
------------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $120,879,148. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,227,488. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,228,491 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $1,003.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, FSA, or MBIA

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.


    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Limited Term Tax Free Fund


                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1996

 Assets
 -----------------------------------------------------------------------------------------------------------------------------------
         Investments, at market (identified cost $120,879,148) (Note A) ...................   $123,106,636
         Cash .............................................................................        225,972
         Interest receivable ..............................................................      1,953,669
         Receivable for Fund shares sold ..................................................          2,559
         Deferred organization expenses (Note A) ..........................................         18,531
                                                                                              ------------
         Total assets .....................................................................    125,307,367

 Liabilities
 -----------------------------------------------------------------------------------------------------------------------------------
         Payable for investment purchased .................................................   $  1,002,500
          Dividends payable ...............................................................        275,832
          Payable for Fund shares redeemed ................................................        254,716
          Accrued management fee (Note C) .................................................         62,006
          Other accrued expenses (Note C) .................................................         51,882
                                                                                              ------------
          Total liabilities ...............................................................      1,646,936
          ------------------------------------------------------------------------------------------------
          Net assets, at market value .....................................................   $123,660,431
          ------------------------------------------------------------------------------------------------

 Net Assets
 -----------------------------------------------------------------------------------------------------------------------------------
         Net assets consist of:
         Unrealized appreciation on investments ...........................................      2,227,488
         Accumulated net realized gain ....................................................        172,106
         Paid-in capital ..................................................................    121,260,837
                                                                                              ------------
         Net assets, at market value ......................................................   $123,660,431
                                                                                              ------------

 Net Asset Value
 -----------------------------------------------------------------------------------------------------------------------------------
         Net Asset Value, offering and redemption price per share
           ($123,660,431 / 10,318,550 outstanding shares of beneficial                        ------------
            interest, $.01 par value, unlimited number of shares authorized) ..............   $      11.98
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Limited Term Tax Free Fund

                             Statement of Operations
                           year ended October 31, 1996


Investment Income
------------------------------------------------------------------------------------------------------------------------------------
        Interest .........................................................................    $  6,201,982

         Expenses:
         Management fee (Note C) ..........................................................   $    731,711
         Custodian and accounting fees (Note C) ...........................................         77,382
         Services to shareholders (Note C) ................................................         61,463
         Trustees' fees and expenses (Note C) .............................................         38,262
         Registration fees ................................................................         21,683
         Auditing .........................................................................         30,429
         Legal ............................................................................          3,253
         Reports to shareholders ..........................................................         13,899
         Amortization of organization expense (Note A) ....................................          8,411
         Other ............................................................................          8,686
                                                                                              ------------
         Total expenses before expense reductions .........................................        995,179
         Expense reductions (Note C) ......................................................       (230,799)
                                                                                              ------------
         Expenses, net ....................................................................        764,380
        --------------------------------------------------------------------------------------------------
         Net investment income ............................................................      5,437,602
        --------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------------
         Net realized gain from investments ...............................................        210,333
         Net unrealized depreciation on investments during the period .....................       (358,014)
                                                                                              ------------
         Net loss on investments ..........................................................       (147,681)
        --------------------------------------------------------------------------------------------------
         Net increase in net assets resulting from operations .............................   $  5,289,921
        --------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Limited Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                 Years Ended October 31,
Increase (Decrease) in Net Assets                                                 1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income ...........................................  $   5,437,602    $   5,161,497
          Net realized gain on investments ................................        210,333           59,333
          Net unrealized appreciation (depreciation) on investments
          during the period................................................       (358,014)       3,480,063
                                                                             -------------    -------------
            Net increase in net assets resulting from operations ..........      5,289,921        8,700,893
                                                                             -------------    -------------
          Distributions to shareholders from:
          Net investment income ...........................................     (5,437,602)      (5,161,497)
                                                                             -------------    -------------
          Net realized gains ..............................................        (50,891)              --
                                                                             -------------    -------------
          Fund share transactions:
          Proceeds from shares sold .......................................     57,374,072      113,448,336
          Net asset value of shares issued to shareholders in
          reinvestment of distributions ...................................      2,249,313        2,280,520

          Cost of shares redeemed .........................................    (57,528,518)     (65,092,618)
                                                                             -------------    -------------
          Net increase in net assets from Fund share transactions .........      2,094,867       50,636,238
                                                                             -------------    -------------
          Increase in net assets ..........................................      1,896,295       54,175,634
          Net assets at beginning of period ...............................    121,764,136       67,588,502
                                                                             -------------    -------------
          Net assets at end of period .....................................  $ 123,660,431    $ 121,764,136
                                                                             -------------    -------------


Other information
-----------------------------------------------------------------------------------------------------------------------------------
          Increase (decrease) in Fund shares
          Shares outstanding at beginning of period .......................     10,139,449        5,792,967
                                                                             -------------    -------------
          Shares sold .....................................................      4,790,986        9,697,002
          Shares issued to shareholders in reinvestment of distributions...        187,834          192,663
          Shares redeemed .................................................     (4,799,719)      (5,543,183)
                                                                             -------------    -------------
          Net increase in Fund shares .....................................        179,101        4,346,482
                                                                             -------------    -------------
          Shares outstanding at end of period .............................     10,318,550       10,139,449
                                                                             -------------    -------------



    The accompanying notes are an integral part of the financial statements.

                     17 - Scudder Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                      For the Period
                                                                                    February 15, 1994
                                                                                    (commencement of
                                                                                      operations) to
                                                        Years Ended October 31,        October 31,
                                                         1996            1995              1994
 ------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ...............   $12.01          $11.67            $12.00
                                                     --------------------------------------------------
 Income from investment operations:
 Net investment income ..............................      .53             .56              .38
 Net realized and unrealized gain (loss) on .........
    investments                                          (.02)             .34            (.33)
                                                     --------------------------------------------------
 Total from investment operations ...................      .51             .90              .05
                                                     --------------------------------------------------
 Less distributions from:
 Net investment income ..............................    (.53)           (.56)            (.38)
 Net realized gain on investment transactions .......    (.01)             --               --
                                                     --------------------------------------------------
 Total distributions ................................    (.54)           (.56)            (.38)
                                                     --------------------------------------------------

                                                     --------------------------------------------------
 Net asset value, end of period .....................   $11.98          $12.01          $11.67
 ------------------------------------------------------------------------------------------------------
 Total Return (%) (a) ...............................     4.33            7.94             .44**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) .............      124             122               68
 Ratio of operating expenses, net to average daily
    net assets (%) ..................................      .63             .23              --
 Ratio of operating expenses before expense
    reductions, to average daily net assets
 Ratio of net investment income to average daily ....      .82             .85            1.29*
    net assets (%) ..................................     4.46            4.78            4.84*
 Portfolio turnover rate (%) ........................     37.7            37.5            36.3*

(a)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized


                     18 - Scudder Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently two series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.


                     19 - Scudder Limited Term Tax Free Fund

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales of investments (excluding short-term) aggregated $49,093,127 and $43,444,782, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser.

For the period September 1, 1995 to April 30, 1996 the Adviser agreed not to impose all or a portion of its management fee and to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. Effective May 1, 1996, the Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until December 31, 1996. For the year ended October 31, 1996, the Adviser imposed fees amounting to $500,912 and the portion not imposed amounted to $230,799 at October 31, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $44,784 of which $3,557 was unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $39,722 of which $3,351 was unpaid at October 31, 1996.

The Trust pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Trustees' fees and expenses charged to the Fund aggregated $38,262.


                     20 - Scudder Limited Term Tax Free Fund

                        Report of Independent Accountants

                                 Tax Information

To the Trustees of Scudder Tax Free Trust and to the Shareholders of Scudder Limited Term Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Limited Term Tax Free Fund, including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the two years then ended and the period
February 15, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Limited Term Tax Free Fund as of October 31, 1996, the results of its operations for the year then ended, the statements of changes in its net assets for the two years in the period then ended, and the financial highlights for the two years then ended October 31, 1996, and the period February 15, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.


Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
December 18, 1996


                     21 - Scudder Limited Term Tax Free Fund

                                Tax Information

Of the dividends paid by the Scudder Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1996, 100% constituted exempt interest dividends for regular federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $210,333 as capital gain dividends for its taxable year ended October 31, 1996.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                     22 - Scudder Limited Term Tax Free Fund

This Page intentionally left blank.

                     23 - Scudder Limited Term Tax Free Fund

This Page intentionally left blank.

                     24 - Scudder Limited Term Tax Free Fund

                             Officers and Trustees

David S. Lee*
President and Trustee

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

Peter B. Freeman
Trustee; Corporate Director and Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
Trustee

Jean C. Tempel
Trustee; General Partner, TL Ventures

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

M. Ashton Patton*
Vice President

Edward J. O'Connell*
Vice President and Assistant Treasurer

Coleen Downs Dinneen*
Assistant Secretary

*Scudder, Stevens & Clark, Inc.


                     25 - Scudder Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund

   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
------------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ ++++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.



                     26 - Scudder Limited Term Tax Free Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
          For existing account services and transactions

             Scudder Investor Relations -- 1-800-225-5163

          For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

            Scudder Electronic Account Services -- http://funds.scudder.com

          For information about your Scudder accounts, exchanges and redemptions

            Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
          For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

            Scudder Investor Relations -- 1-800-225-2470
                                          Investor_Relations@scudder.com

            Scudder's World Wide Web Site -- http://funds.scudder.com

          For establishing 401(k) and 403(b) plans

            Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
         To receive information about this discount brokerage service and to obtain an application

            Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
            The Scudder Funds
            P.O. Box 2291
            Boston, Massachusetts
            02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
          Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

             Boca Raton       Chicago        San Francisco
             Boston           New York

          For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

          For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                     27 - Scudder Limited Term Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.